UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

RANGE RESOURCES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RI RANGE RESOURCES P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Range Resources Corporation Annual Meeting of Stockholders Wednesday, May 14, 2025 8:00 AM, Central Time Meeting to be held live via the Internet- please visit http://www.proxydocs.com/RRC for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/RRC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/RRC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Except as requested below, Range will not send paper or email copies of the materials in accordance with SEC rules. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for a paper or e-mail copy of the proxy materials as requested as specified herein. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 2, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 14, 2025 For Stockholders of record as of March 17, 2025 To order paper materials, use one of the following methods. ... Internet: www.investorelections.com/RRC Call Toll Free: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number SEE REVERSE FOR FULL AGENDA Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

R RANGE RESOURCES THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors 1.01 Brenda A. Cline 1.02 Dennis L. Degner 1.03 Margaret K. Dorman 1.04 Charles G. Griffie 1.05 Christian S. Kendall 1.06 Greg G. Maxwell 1.07 Reginal W. Spiller Range Resources Corporation Annual Meeting of Stockholders 2. To consider and vote on a non-binding proposal to approve our executive compensation philosophy ("say-on-pay"). 3. To consider and vote on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm as of and for the fiscal year ending December 31, 2025. 4. Such other business as may properly come before the meeting or any adjournment thereof.